LUXEMBURG BANCSHARES, INC.

           1999 DIRECTOR STOCK PURCHASE PLAN


     1.   Purpose.  The purpose of the Plan is to
enable the Company to attract and retain directors and to strengthen the mutuality of interests between such directors and the Company's shareholders.

     2.   Definitions.

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b)  "Common Stock" shall mean the Common Stock of the Company.

          (c)  "Company" shall mean Luxemburg
               Bancshares, Inc., and any subsidiary of
               the Company that the Board authorizes to participate in the Plan.

          (d)  "Eligible Director" shall mean any
               individual who, on the first day of each Offering Period, is a Director of the Company.

          (e)  "Fair Market Value" shall mean, as of
               any date, the value of Common Stock
               determined as follows:

               (1)     If the Common Stock is listed
                  on any established stock exchange or
                  a national market system, including
                  without limitation The Nasdaq
                  National Market or The Nasdaq
                  SmallCap Market of The Nasdaq Stock
                  Market, its Fair Market Value shall
                  be the closing sales price for such
                  stock (or the closing bid, if no
                  sales were reported) as quoted on
                  such exchange or system for the last
                  Trading Day on the date of such
                  determination, as reported in The
                  Wall Street Journal or such other
                  source as the Board deems reliable;
                  or

               (2)     If the Common Stock is not so
                  listed, the Fair Market Value
                  thereof shall be determined in good
                  faith by the Board.

          (f) "Offering Period" shall mean a period of approximately thirty (30) days during which Eligible Directors may be offered the opportunity to purchase Common
               Stock.  The Board shall have the power
               to change the duration of the Offering
               Period from time to time in its sole
               discretion.

          (g)  "Plan" shall mean this 1999 Director
               Stock Purchase Plan.

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     3.   Administration. The Plan shall be
administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to establish Offering Periods; determine which Eligible Directors will be offered an opportunity to purchase Common Stock and the amount each such person can purchase; construe, interpret and apply the terms of the Plan; determine eligibility; and adjudicate all disputed claims filed under the Plan.
Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     4. Shares. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 10,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 11), which may be either authorized and unissued shares of Common
Stock or issued shares of Common Stock that have been reacquired by the Company.

     5.   Offers of Common Stock.  All offers to
purchase Common Stock to Eligible Directors shall be determined by the Board. The Board may establish a formula by which offers under the Plan shall be automatically granted to Eligible Directors from time to time. Acceptance of an offer shall occur as provided in Section 7 hereof.

     6.   Terms of Offers.  Offers to purchase Common
Stock under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall, in its discretion, determine:

          (a)  Eligible Directors.  Only Eligible
               Directors shall be offered the
               opportunity to purchase Common Stock
               under the Plan.

          (b)  Purchase Price.  The purchase price per
               share of Common Stock shall be equal to
               the Fair Market Value of a share of
               Common Stock on the first day of the
               Offering Period.

          (c)  Number of Shares.  The number of shares
               of Common Stock that may be purchased by an Eligible Director shall be determined by the Board from time to time. No fractional shares may be purchased.

          (d)  Voting Rights.  An Eligible Director
               shall have no interest or voting right
               in Common Stock subject to this Plan
               until the Common Stock is issued
               hereunder.

          (e)  Transferability of Rights.  Unless
               determined by the Board, no offer under
               the Plan may be assigned, transferred,
               pledged, or otherwise disposed of in any way by an Eligible Director; provided, however, the Board may allow a representative of an Eligible Director's estate to accept an offer hereunder.


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          (f)  Payment.  The purchase price of Common
               Stock may be paid in cash or by such
               other consideration as the Board may
               deem appropriate.

          (g)  Legend.  The Company may require each
               Eligible Director purchasing Common
               Stock to represent to the Company in
               writing that the Eligible Director is
               acquiring the Common Stock for
               investment purposes only and not for
               resale or with a view to distribution
               and to make such other representations
               as the Company may require.  The stock
               certificates representing such shares
               may bear a legend, as determined by the
               Company, which the Company believes is
               necessary or desirable to comply with
               applicable federal and state securities
               laws.

          (h)  Additional Terms and Conditions.  The
               Board may establish such other terms,
               conditions, restrictions and/or
               limitations, if any, of any sale of
               Common Stock provided they are not
               inconsistent with the Plan.

     7.   Purchase of Common Stock.  An Eligible
Director may purchase Common Stock by completing a subscription agreement in the form of Exhibit A to this Plan, or such other form as approved by the Board, and filing it with the Company's Treasurer during the Offering Period.

     8. Delivery. As promptly as practicable after the last day of the Offering Period, the Company shall arrange the delivery to each Eligible Director, as appropriate, the shares purchased in accordance with this Plan.

     9.   Conditions Upon Issuance of Common Stock.
The Common Stock sold hereunder has not been registered under the Securities Act of 1933 and cannot be sold, offered for sale, pledged, or hypothecated unless it has been effectively registered under the Securities Act of 1933, as amended, and applicable state securities laws, or it becomes eligible for sale pursuant to exemptions from such registration.

     Common Stock shall not be issued under this Plan unless the sale, issuance and delivery of such shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities
Exchange Act of 1934, as amended, the Change in Bank
Control Act, the Federal Bank Holding Company Act, state securities laws, and the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     10. Change in Bank Control. Any provisions of the Plan to the contrary, no Eligible Director shall purchase Common Stock under the Plan if, after such purchase, the Eligible Director would own, control, or hold power to vote 10% or more of the Common Stock, unless the Eligible Director has received prior regulatory approval, in accordance with the Change in Bank Control Act.

     11. Adjustments to Common Stock. If there is any change in the number of outstanding shares of Common
Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for purchase under this Plan shall be automatically adjusted. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     12. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan.

     13.  Cessation of Director Duties.  If an Eligible
Director ceases to be a Director of the Company for any reason, he or she will be deemed to be no longer eligible to participate in the Plan.

     14. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements; and such arrangements may be either generally applicable or applicable only in specific cases.

     15. No Right to Continue Relationship. Neither the Plan nor any offer under the Plan shall confer upon any person any right to continue as a Director of the Company or obligate the Company to nominate any Director for reelection by the Company's shareholders.

     16. Severability. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     17. Liability of Board. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     18. Successors. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     19. Term of Plan. The Plan shall become effective upon its adoption by the Board, but shall be subject to its approval by the shareholders of the Company.

                       EXHIBIT A

              LUXEMBURG BANCSHARES, INC.

           1999 DIRECTOR STOCK PURCHASE PLAN

                SUBSCRIPTION AGREEMENT



     Offering Period: _____________ to
               _____________


     On _____________, the Board of Directors of
Luxemburg Bancshares, Inc. (the "Company") adopted the
1999 Director Stock Purchase Plan (the "Director Stock
Purchase Plan") reserving 10,000 shares for issuance upon exercise of options issued pursuant to the Director Stock Purchase Plan. Under the terms of the
Director Stock Purchase Plan, the Board of Directors of the Company may, from time to time, offer Directors the opportunity to purchase shares of common stock of the Company ("Common Stock").

     On ____________, the Board of Directors granted each Director of the Company the opportunity to purchase up to 150 shares of Common Stock, plus an additional 2 shares of Common Stock for each year that the Director has been a member of the Board of Directors. The Offering Period during which you can accept this offer is ________ to ________. In order to accept this offer, you must complete this Subscription
Agreement and file it with the Treasurer during the Offering Period.


1. ___________________ hereby agrees to purchase the following number of shares of the Company's Common
     Stock in accordance with this Subscription Agreement and the Director Stock Purchase Plan:

     Number of Shares: __________

2.   I hereby tender payment in full of the
     subscription price for all shares subscribed at a price of $________ per share of Common Stock.

3.   Shares purchased for me under the Director Stock
     Purchase Plan should be issued in the name(s) of (Director or Director and Spouse only):

4. I hereby agree to be bound by the terms of the Director Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Director Stock
     Purchase Plan.

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5.   I am acquiring the Common Stock for my own
     account, for investment purposes only. I have no intention to resell the Common Stock in the foreseeable future.

6. I acknowledge that the Company's Common stock is not registered under federal or state securities laws.
     I agree not to resell any of the Common Stock acquired hereunder unless such resale is permitted by federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _______ day of _____________________, _____.




Name



Signature



Title (if applicable



Tax Identification or
Social Security Number


  THIS SUBSCRIPTION AGREEMENT MUST BE POSTMARKED  ON
  OR  BEFORE THE LAST DAY OF THE OFFERING PERIOD AND
  MAILED   TO   LUXEMBURG  BANCSHARES,   INC.,   C/O
  __________________, 630 MAIN STREET, P.O. BOX 440,
  LUXEMBURG,  WISCONSIN 54217-0440, OR DELIVERED  ON
  OR  BEFORE  5:00  P.M.  OF THE  LAST  DAY  OF  THE
  OFFERING    PERIOD    TO    THE    COMPANY,    C/O
  _________________.